Tidal Trust II N-CSRS

Exhibit 99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal Trust II for the period ended October 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Tidal Trust II for the stated period.

/s/ Eric W. Falkeis		/s/ Aaron J. Perkovich
Eric W. Falkeis President/Principal Executive Officer, Tidal Trust II		Aaron J. Perkovich Treasurer/Principal Financial Officer, Tidal Trust II

Dated:	January 10, 2025	Dated:	January 10, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal Trust II for purposes of Section 18 of the Securities Exchange Act of 1934.